UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2008

Item 1:               Report to Shareholders.

2008

LORD ABBETT ANNUAL REPORT

Lord Abbett
Bond Debenture Fund

For the fiscal year ended December 31, 2008

Lord Abbett Bond Debenture Fund
Annual Report

For the fiscal year ended December 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Bond Debenture Fund's performance for the fiscal year ended December 31, 2008. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended December 31, 2008?

A: According to the National Bureau of Economic Research (NBER), the U.S. economy officially has been in a recession since December 2007. Final estimates of third quarter 2008 gross domestic product (GDP) show a decrease of 0.5%, and estimates of fourth quarter 2008 GDP show growth declined by 3.8%. During the third and fourth quarters of 2008, the majority of economic data were decidedly negative, with many recent readings hitting historical lows. The manufacturing sector contracted further, with the Purchasing Managers Index (PMI)1 plunging to 32.4% in December – the fifth consecutive month of no growth and the lowest reading since June 1980. Home prices continued to decline in the fourth quarter, with the S&P/Case-Shiller 20-City Composite Index2 down 18.0% year over year (as of October 2008) and down 23.4% from its peak in mid-2006. Retail and food services sales, according to advanced estimates, declined 2.7% in December, following a downwardly revised decline of 2.1% in the prior month. Labor market conditions also weakened during the period, with initial and continuing jobless claims at their highest levels since 1982. December payrolls declined by 524,000 and the national unemployment rate rose to 7.2%.

Policymakers responded aggressively to the economic and financial crisis with global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), and the establishment of the Commercial Paper Funding Facility, among a number of emergency programs. During the third quarter, the Federal Reserve Board (the Fed) initiated a program to purchase agency debt and mortgage-backed securities to assist the residential housing sector.

Q: How did the Bond Debenture Fund perform during the fiscal year ended December 31, 2008?

A: The Fund returned -20.26%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Barclays Capital [formerly Lehman Brothers] U.S. Aggregate Bond Index,3 which returned 5.24% over the same period.

Q: What were the most significant factors affecting performance?

A: The Bond Debenture Fund is a multi-sector bond fund with portfolio holdings in high-yield bonds, convertible securities, investment-grade bonds, bank loans, some equities, derivatives, and mortgage-backed securities/Treasuries. The high-yield bond sector was the biggest percentage of the portfolio and was also the weakest sector in terms of performance. The convertible securities sector and equity positions also detracted from relative performance. The strongest sector performance in the 12-month period ended December 31, 2008, was derived from holdings in the mortgage-backed securities/Treasuries sector.

In terms of industries, the greatest detractors from relative performance in the year were the portfolio's positions in printing and publishing, media/broadcasting, and forestry/paper. The largest contribution to relative performance in terms of industries was derived from the portfolio's holdings in mortgage-backed securities.

The greatest detractors from perform-ance in the portfolio as a whole were printing and publishing holding Idearc Inc., a publisher of directories; media/cable holding Charter Communications, a cable television system operator; and automotive holding General Motors Corporation, a manufacturer of cars and trucks.

The greatest contributors to performance in the portfolio as a whole were select U.S. Treasury notes; mortgage-backed security holding Federal National Mortgage, a mortgage lender; and pharmaceuticals holding Amgen Inc., a drug manufacturer using cellular biology and medicinal chemistry to target cancers and other disorders.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit us at www.lordabbett.com. Read the prospectus carefully before investing.

1  The Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment.

2  The S&P/Case-Shiller 20-City Composite Index measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.

3  The Barclays Capital [formerly Lehman Brothers] U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2008; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays Capital [formerly Lehman Brothers] U.S. Aggregate Bond Index, Merrill Lynch High Yield Master II Constrained Index, and the 60% Merrill Lynch High Yield Master II Constrained Index/20% Barclays Capital [formerly Lehman Brothers] U.S. Aggregate Bond Index/20% Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable Sales Charge for the Periods Ended December 31, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A3	-24.01%	-0.62%	2.22%	—
Class B4	-23.79%	-0.45%	2.21%	—
Class C5	-20.90%	-0.32%	2.06%	—
Class F6	-20.17%	—	—	-16.70%
Class I7	-20.14%	0.67%	3.07%	—
Class P7	-20.50%	0.22%	2.72%	—
Class R2[8]	-20.61%	—	—	-17.06%
Class R3[9]	-20.52%	—	—	-16.97%

1  Reflects the deduction of the maximum initial sales charge of 4.75%.

2  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2008, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations on September 7, 2007. Performance for the class began on September 28, 2007. Performance is at net asset value.

7  Performance is at net asset value.

8  Class R2 shares commenced operations on September 7, 2007. Performance for the class began on September 28, 2007. Performance is at net asset value.

9  Class R3 shares commenced operations on September 7, 2007. Performance for the class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/08 – 12/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/08	12/31/08	7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$808.70	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08
Class B
Actual	$1,000.00	$805.80	$7.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.83	$8.36
Class C
Actual	$1,000.00	$806.00	$7.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.83	$8.36
Class F
Actual	$1,000.00	$808.60	$3.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.81
Class I
Actual	$1,000.00	$809.50	$2.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$3.30
Class P
Actual	$1,000.00	$807.60	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.58
Class R2
Actual	$1,000.00	$806.20	$5.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.34
Class R3
Actual	$1,000.00	$806.70	$5.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84

†   For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.00% for Class A, 1.65% for Classes B and C, 0.75% for Class F, 0.65% for Class I, 1.10% for Class P, 1.25% for Class R2 and 1.15% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2008

Sector*	%**
Agency	1.54%
Banking	2.01%
Basic Industry	6.05%
Brokerage	0.25%
Capital Goods	7.18%
Consumer Cyclical	4.47%
Consumer Non-Cyclical	6.88%
Energy	11.30%
Finance & Investment	1.10%
Financial Services	0.43%
Foreign Sovereign	0.25%
Government Guaranteed	0.88%
Sector*	%**
Healthcare	0.24%
Insurance	0.94%
Media	4.94%
Mortgage-Backed	14.05%
Services Cyclical	6.76%
Services Non-Cyclical	6.61%
Technology & Electronics	4.43%
Telecommunications	6.09%
Utility	9.51%
Short-Term Investment	4.09%
Total	100.00%

  *  A sector may comprise several industries.
  **  Represents percent of total investments.

Schedule of Investments

December 31, 2008

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 93.82%
COMMON STOCKS 2.12%
Automotive 0.05%
Oshkosh Corp.	300	$2,667,000
Chemicals 0.00%
Texas Petrochemicals, Inc.*	35	176,060
Electric: Generation 0.13%
PNM Resources, Inc.	500	5,040,000
Reliant Energy, Inc.*	300	1,734,000
Total		6,774,000
Electric: Integrated 0.21%
NiSource, Inc.	700	7,679,000
TECO Energy, Inc.	300	3,705,000
Total		11,384,000
Electronics 0.24%
Emerson Electric Co.	350	12,813,500
Energy: Exploration & Production 0.16%
Schlumberger Ltd.	200	8,466,000
Financial: Miscellaneous 0.42%
SPDR Trust Series 1	250	22,560,000
Food & Drug Retailers 0.16%
Ingles Markets, Inc. Class A	185	3,254,150
SUPERVALU, INC.	350	5,110,000
Total		8,364,150
Investments & Miscellaneous Financial Services 0.01%
CIT Group, Inc.	71	324,474
Machinery 0.22%
Baldor Electric Co.	215	3,837,750
Roper Industries, Inc.	180	7,813,800
Total		11,651,550

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments			Shares (000)	Value
Media: Cable 0.16%
Time Warner Cable, Inc. Class A*			400	$8,580,000
Multi-Line Insurance 0.15%
MetLife, Inc.			235	8,182,339
Oil Field Equipment & Services 0.00%
Exterran Holdings, Inc.*			3	63,964
Pharmaceuticals 0.13%
Pfizer, Inc.			400	7,084,000
Support: Services 0.08%
CRA International, Inc.*			150	4,039,500
Total Common Stocks (cost $176,846,250)				113,130,537
	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 5.65%
Aerospace/Defense 0.59%
Alliant Techsystems, Inc.	2.75%	2/15/2024	$10,000	11,475,000
L-3 Communications Holdings, Inc.	3.00%	8/1/2035	20,000	20,000,000
Total				31,475,000
Building & Construction 0.06%
Fluor Corp.	1.50%	2/15/2024	2,000	3,262,500
Computer Hardware 0.29%
Intel Corp.	2.95%	12/15/2035	18,000	15,682,500
Electronics 0.50%
FLIR Systems, Inc.	3.00%	6/1/2023	1,365	3,801,525
Itron, Inc.	2.50%	8/1/2026	5,000	5,387,500
Millipore Corp.	3.75%	6/1/2026	20,000	17,550,000
Total				26,739,025
Gas Distribution 0.07%
NorthernStar Natural Gas, Inc. PIK†	5.00%	5/15/2013	4,912	3,708,274

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Services 0.50%
Fisher Scientific International, Inc.	3.25%	3/1/2024	$10,000	$11,262,500
Invitrogen Corp.	1.50%	2/15/2024	20,000	15,100,000
Total				26,362,500
Media: Broadcast 0.29%
Sinclair Broadcast Group, Inc.	6.00%	9/15/2012	22,545	10,370,700
Sinclair Broadcast Group, Inc. (2.00% after 1/15/2011)(a)	4.875%	7/15/2018	10,000	4,950,000
Total				15,320,700
Media: Diversified 0.27%
Liberty Media LLC (convertible into Viacom, Inc., Class B and CBS Corp.)	3.25%	3/15/2031	45,000	14,400,000
Metals/Mining (Excluding Steel) 0.40%
Newmont Mining Corp.	1.25%	7/15/2014	20,000	21,500,000
Oil Field Equipment & Services 0.12%
Hanover Compressor Co.	4.75%	1/15/2014	10,000	6,475,000
Pharmaceuticals 1.05%
CV Therapeutics, Inc.	3.25%	8/16/2013	15,000	9,656,250
Teva Pharmaceutical Finance Co. BV (Israel)(b)	1.75%	2/1/2026	33,100	36,534,125
Wyeth	2.621%#	1/15/2024	10,000	9,957,000
Total				56,147,375
Printing & Publishing 0.21%
Omnicom Group, Inc.	Zero Coupon	7/1/2038	12,000	10,905,000
Software/Services 0.84%
EMC Corp.	1.75%	12/1/2011	15,000	14,718,750
Equinix, Inc.	2.50%	4/15/2012	15,000	11,231,250
Symantec Corp.	0.75%	6/15/2011	20,000	19,000,000
Total				44,950,000
Support: Services 0.25%
CRA International, Inc.	2.875%	6/15/2034	15,000	13,481,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Telecommunications: Wireless 0.21%
Nextel Communications, Inc.	5.25%	1/15/2010	$8,000	$6,970,000
NII Holdings, Inc.	2.75%	8/15/2025	5,000	4,356,250
Total				11,326,250
Total Convertible Bonds (cost $384,161,481)				301,735,374
			Shares (000)
CONVERTIBLE PREFERRED STOCKS 2.73%
Agency 0.01%
Fannie Mae	8.75%		450	472,500
Banking 0.68%
Bank of America Corp.	7.25%		33	21,125,000
Wells Fargo & Co.	7.50%		20	15,000,000
Total				36,125,000
Electric: Generation 0.29%
NRG Energy, Inc.	5.75%		70	15,383,046
Food: Wholesale 0.51%
Archer Daniels Midland Co.	6.25%		500	18,950,000
Bunge Ltd.	4.875%		125	8,562,500
Total				27,512,500
Gas Distribution 0.63%
El Paso Corp.	4.99%		20	13,205,000
Williams Cos., Inc. (The)	5.50%		300	20,400,000
Total				33,605,000
Life Insurance 0.18%
MetLife, Inc.	6.375%		960	9,888,000
Metals/Mining (Excluding Steel) 0.15%
Vale Capital Ltd. (Brazil)(b)	5.50%		283	7,873,275
Pharmaceuticals 0.28%
Mylan, Inc.	6.50%		23	14,828,175
Total Convertible Preferred Stocks (cost $217,994,680)				145,687,496

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Value
FLOATING RATE LOANS(c) 1.94%
Aerospace/Defense 0.11%
Hawker Beechcraft Acquistion Co. LLC Letter of Credit	5.7619%	3/31/2014		$646	$339,342
Hawker Beechcraft Corp. Term Loan	2.4613% - 3.4588%	3/31/2014		10,997	5,778,995
Total					6,118,337
Auto Parts & Equipment 0.20%
Oshkosh Corp. Term Loan B	1.97% - 3.70%	12/6/2013		17,831	10,505,186
Health Services 0.51%
HCA, Inc. Term Loan B	3.7088%	11/18/2013		34,597	27,352,984
Healthcare 0.24%
Biomet, Inc. Term Loan B	4.4589%	3/25/2015		5,677	4,881,055
Community Health Systems, Inc. Term Loan B	3.4038% - 4.4463%	7/25/2014		10,000	7,835,000
Total					12,716,055
Machinery 0.17%
Baldor Electric Co. Term Loan B	2.25% - 5.25%	1/31/2014		10,497	8,931,506
Pharmaceuticals 0.39%
Mylan, Inc. Term Loan B	3.75% - 6.00%	10/1/2014		24,500	21,029,159
Printing & Publishing 0.06%
Idearc, Inc. Term Loan B	2.47% - 3.46%	11/17/2014		9,924	3,133,162
Utility 0.26%
Texas Competitive Electric Holdings Co. LLC Term Loan B2	3.9488% - 5.8875%	10/10/2014		19,849	13,853,126
Total Floating Rate Loans (cost $134,590,834)					103,639,515
FOREIGN BONDS(d) 0.56%
Canada
Government of Canada	4.00%	9/1/2010	CAD	20,000	16,990,847
Government of Canada	5.50%	6/1/2010	CAD	15,000	12,917,983
Total Foreign Bonds (cost $35,394,286)					29,908,830

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES BONDS 1.50%
Federal Home Loan Mortgage Corp.	5.125%	4/18/2011	$50,000	$54,033,250
Federal National Mortgage Assoc.	6.625%	9/15/2009	25,000	26,026,625
Total Government Sponsored Enterprises Bonds (cost $77,151,581)				80,059,875
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 13.75%
Federal National Mortgage Assoc.	5.50%	7/1/2033 - 5/1/2037	103,070	105,902,618
Federal National Mortgage Assoc.	6.00%	2/1/2034 - 8/1/2038	407,126	419,836,439
Federal National Mortgage Assoc.	6.50%	9/1/2035 - 7/1/2037	200,220	208,295,234
Total Government Sponsored Enterprises Pass-Throughs (cost $716,588,079)				734,034,291
HIGH YIELD CORPORATE BONDS 64.78%
Aerospace/Defense 1.63%
DRS Technologies, Inc.	6.875%	11/1/2013	30,000	29,880,360
Esterline Technologies Corp.	6.625%	3/1/2017	4,625	3,954,375
Esterline Technologies Corp.	7.75%	6/15/2013	16,000	14,000,000
Hawker Beechcraft Corp.	8.50%	4/1/2015	5,000	2,075,000
Hawker Beechcraft Corp. PIK	8.875%	4/1/2015	12,000	4,140,000
L-3 Communications Corp.	6.125%	1/15/2014	14,000	12,775,000
L-3 Communications Corp.	6.375%	10/15/2015	14,000	13,160,000
Moog, Inc. Class A	6.25%	1/15/2015	8,500	6,842,500
Total				86,827,235
Agriculture 0.08%
Bunge NA Finance LP	5.90%	4/1/2017	6,050	4,410,317
Apparel/Textiles 0.18%
Levi Strauss & Co.	8.875%	4/1/2016	5,625	3,853,125
Quiksilver, Inc.	6.875%	4/15/2015	17,000	5,567,500
Total				9,420,625
Auto Loans 2.03%
Ford Motor Credit Co. LLC	7.25%	10/25/2011	55,000	40,201,205
Ford Motor Credit Co. LLC	7.375%	10/28/2009	20,000	17,567,560
Ford Motor Credit Co. LLC	9.75%	9/15/2010	8,500	6,802,363
GMAC LLC	7.25%	3/2/2011	50,973	43,805,686
Total				108,376,814

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Auto Parts & Equipment 0.69%
Cooper-Standard Automotive, Inc.	8.375%	12/15/2014	$20,000	$3,600,000
Lear Corp.	8.50%	12/1/2013	10,000	3,150,000
Lear Corp.	8.75%	12/1/2016	1,225	361,375
Stanadyne Corp.	10.00%	8/15/2014	10,000	6,850,000
Stanadyne Corp. (12.00% after 8/15/2009)**	Zero Coupon	2/15/2015	15,000	6,825,000
Tenneco, Inc.	8.625%	11/15/2014	20,000	7,700,000
TRW Automotive, Inc.†	7.25%	3/15/2017	16,425	8,458,875
Total				36,945,250
Automotive 0.31%
Ford Capital BV (Netherlands)(b)	9.50%	6/1/2010	16,500	7,260,000
Ford Motor Co.	9.50%	9/15/2011	7,000	2,555,000
General Motors Corp.	7.20%	1/15/2011	31,750	6,746,875
Total				16,561,875
Banking 1.29%
Bank of America Corp.	5.75%	12/1/2017	10,000	10,001,630
JPMorgan Chase & Co.	6.00%	1/15/2018	15,000	15,860,505
Regions Financing Trust II	6.625%	5/15/2047	10,000	5,454,220
Wachovia Corp.	5.50%	5/1/2013	11,000	10,887,569
Wells Fargo & Co.	5.35%	5/6/2018	20,000	19,964,640
Wells Fargo & Co.	5.625%	12/11/2017	6,500	6,793,196
Total				68,961,760
Beverage 0.55%
Constellation Brands, Inc.	7.25%	5/15/2017	17,000	16,150,000
Diageo Capital plc (United Kingdom)(b)	7.375%	1/15/2014	8,400	8,957,516
PepsiCo, Inc.	7.90%	11/1/2018	3,500	4,297,430
Total				29,404,946
Brokerage 0.24%
Morgan Stanley	6.00%	4/28/2015	12,000	10,365,804
Morgan Stanley	6.625%	4/1/2018	2,850	2,504,406
Total				12,870,210
Building & Construction 0.04%
William Lyon Homes, Inc.	10.75%	4/1/2013	8,375	2,135,625

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Building Materials 0.24%
Belden, Inc.	7.00%	3/15/2017	$12,500	$9,437,500
NTK Holdings, Inc. (10.75% after 9/1/2009)**	Zero Coupon	3/1/2014	15,000	3,300,000
Total				12,737,500
Chemicals 1.96%
Airgas, Inc.	6.25%	7/15/2014	10,000	8,550,000
Airgas, Inc.†	7.125%	10/1/2018	5,275	4,523,312
Equistar Chemicals LP(e)	7.55%	2/15/2026	26,000	3,380,000
Huntsman LLC	11.50%	7/15/2012	5,181	4,170,705
Ineos Group Holdings plc (United Kingdom)†(b)	8.50%	2/15/2016	30,000	2,850,000
INVISTA†	9.25%	5/1/2012	25,000	17,625,000
Mosaic Co. (The)†	7.375%	12/1/2014	1,800	1,477,667
Nalco Co.	8.875%	11/15/2013	10,425	8,861,250
NOVA Chemicals Corp. (Canada)(b)	6.50%	1/15/2012	10,000	4,200,000
Praxair, Inc.	4.625%	3/30/2015	20,000	20,159,400
Rockwood Specialties Group, Inc.	7.50%	11/15/2014	18,250	14,143,750
Terra Capital, Inc.	7.00%	2/1/2017	20,000	14,800,000
Total				104,741,084
Consumer Products 0.45%
Elizabeth Arden, Inc.	7.75%	1/15/2014	25,000	16,375,000
H.J. Heinz Co.	5.35%	7/15/2013	7,690	7,636,631
Total				24,011,631
Consumer/Commercial/Lease Financing 0.74%
American Express Bank FSB	5.50%	4/16/2013	18,375	17,421,778
American Express Credit Corp.	7.30%	8/20/2013	12,000	12,295,044
CIT Group, Inc.	3.375%	4/1/2009	3,500	3,393,100
CIT Group, Inc.	5.20%	11/3/2010	7,500	6,502,200
Total				39,612,122
Diversified Capital Goods 1.57%
Actuant Corp.	6.875%	6/15/2017	6,900	5,226,750
Honeywell International, Inc.	5.30%	3/1/2018	15,175	15,510,641
Mueller Water Products, Inc.	7.375%	6/1/2017	15,825	10,840,125
Park-Ohio Industries, Inc.	8.375%	11/15/2014	13,900	5,768,500
RBS Global & Rexnord Corp.	8.875%	9/1/2016	15,000	8,850,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Capital Goods (continued)
RBS Global & Rexnord Corp.	9.50%	8/1/2014	$29,500	$22,125,000
Sensus Metering Systems, Inc.	8.625%	12/15/2013	21,000	15,435,000
Total				83,756,016
Electric: Generation 5.71%
AES Corp. (The)	8.00%	10/15/2017	27,500	22,687,500
Dynegy Holdings, Inc.	7.75%	6/1/2019	22,500	15,637,500
Dynegy Holdings, Inc.	8.375%	5/1/2016	38,600	27,599,000
Edison Mission Energy	7.00%	5/15/2017	65,000	56,875,000
Edison Mission Energy	7.75%	6/15/2016	45,000	40,275,000
Mirant Americas Generation LLC	9.125%	5/1/2031	34,250	25,516,250
Mirant North America LLC	7.375%	12/31/2013	15,225	14,692,125
NRG Energy, Inc.	7.25%	2/1/2014	21,500	20,156,250
NRG Energy, Inc.	7.375%	2/1/2016	12,300	11,469,750
NRG Energy, Inc.	7.375%	1/15/2017	15,000	13,837,500
Reliant Energy, Inc.	6.75%	12/15/2014	10,000	9,050,000
Reliant Energy, Inc.	7.875%	6/15/2017	12,500	10,187,500
Texas Competitive Electric Holdings Co. LLC†	10.50%	11/1/2015	52,000	37,180,000
Total				305,163,375
Electric: Integrated 2.70%
Commonwealth Edison Co.	5.80%	3/15/2018	18,000	16,296,570
E. ON International Finance BV (Netherlands)†(b)	5.80%	4/30/2018	17,000	15,922,421
Nevada Power Co.	5.875%	1/15/2015	15,000	14,433,645
NiSource Finance Corp.	6.15%	3/1/2013	7,000	5,398,407
Northeast Utilities	5.65%	6/1/2013	5,150	4,812,103
Northern States Power Co. Minnesota	5.25%	3/1/2018	15,000	14,971,965
Pacific Gas & Electric Co.	4.80%	3/1/2014	12,000	11,797,944
Pacific Gas & Electric Co.	8.25%	10/15/2018	10,000	12,035,620
PECO Energy Co.	5.35%	3/1/2018	10,000	9,563,400
PPL Energy Supply LLC	6.40%	11/1/2011	12,000	11,810,520
PSEG Energy Holdings, Inc.	8.50%	6/15/2011	28,425	26,935,985
Total				143,978,580
Electronics 1.10%
Advanced Micro Devices, Inc.	7.75%	11/1/2012	20,000	8,850,000
Avago Technologies Ltd. (Singapore)(b)	10.125%	12/1/2013	10,000	7,662,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electronics (continued)
Emerson Electric Co.	5.25%	10/15/2018	$15,600	$15,964,073
Freescale Semiconductor, Inc.	8.875%	12/15/2014	44,000	19,580,000
NXP BV (Netherlands)(b)	9.50%	10/15/2015	13,000	2,502,500
NXP BV LLC (Netherlands)(b)	7.503%#	10/15/2013	12,500	4,203,125
Total				58,762,198
Energy: Exploration & Production 4.26%
Chesapeake Energy Corp.	6.25%	1/15/2018	50,000	37,250,000
Chesapeake Energy Corp.	6.50%	8/15/2017	14,000	10,780,000
Chesapeake Energy Corp.	7.00%	8/15/2014	40,000	33,400,000
Cimarex Energy Co.	7.125%	5/1/2017	25,000	19,625,000
EOG Resources, Inc.	6.125%	10/1/2013	3,250	3,399,143
Forest Oil Corp.	7.25%	6/15/2019	27,500	20,212,500
Forest Oil Corp.†	7.25%	6/15/2019	3,200	2,352,000
KCS Energy Services, Inc.	7.125%	4/1/2012	25,000	18,875,000
Kerr-McGee Corp.	6.95%	7/1/2024	12,900	11,336,636
Nabors Industries, Inc.	6.15%	2/15/2018	10,000	8,617,740
Newfield Exploration Co.	7.125%	5/15/2018	14,500	11,527,500
Quicksilver Resources, Inc.	7.125%	4/1/2016	12,325	6,655,500
Quicksilver Resources, Inc.	8.25%	8/1/2015	22,950	14,688,000
Range Resources Corp.	7.25%	5/1/2018	2,600	2,184,000
Range Resources Corp.	7.375%	7/15/2013	20,000	17,550,000
XTO Energy, Inc.	5.50%	6/15/2018	10,000	9,068,920
Total				227,521,939
Environmental 1.25%
Allied Waste North America, Inc.	7.125%	5/15/2016	25,000	22,781,550
Allied Waste North America, Inc.	7.25%	3/15/2015	47,000	43,762,969
Total				66,544,519
Food & Drug Retailers 1.16%
Ingles Markets, Inc.	8.875%	12/1/2011	25,000	21,875,000
Stater Brothers Holdings, Inc.	8.125%	6/15/2012	26,000	23,660,000
SUPERVALU, INC.	7.50%	11/15/2014	20,000	16,500,000
Total				62,035,000
Food: Wholesale 1.26%
Dole Food Co.	8.75%	7/15/2013	35,000	20,825,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food: Wholesale (continued)
General Mills, Inc.	5.20%	3/17/2015	$10,000	$9,786,920
Kellogg Co.	4.25%	3/6/2013	10,000	9,693,050
Kraft Foods, Inc.	6.50%	8/11/2017	5,000	5,033,910
Kraft Foods, Inc.	6.75%	2/19/2014	6,700	6,960,509
Land O' Lakes, Inc.	9.00%	12/15/2010	15,000	14,962,500
Total				67,261,889
Forestry/Paper 1.26%
Buckeye Technologies, Inc.	8.00%	10/15/2010	16,662	15,245,730
Catalyst Paper Corp. (Canada)(b)	7.375%	3/1/2014	15,500	5,812,500
Graphic Packaging International Corp.	9.50%	8/15/2013	17,550	12,197,250
International Paper Co.	7.95%	6/15/2018	5,675	4,492,131
Jefferson Smurfit Corp.(e)	7.50%	6/1/2013	20,000	3,600,000
Jefferson Smurfit Corp.(e)	8.25%	10/1/2012	10,000	1,750,000
Rock-Tenn Co., Class A	8.20%	8/15/2011	9,250	8,833,750
Smurfit Kappa Funding plc (Ireland)(b)	7.75%	4/1/2015	18,000	9,900,000
Stone Container Corp.(e)	8.00%	3/15/2017	20,000	3,900,000
Stone Container Corp.(e)	8.375%	7/1/2012	10,000	1,700,000
Total				67,431,361
Gaming 2.65%
Boyd Gaming Corp.	7.125%	2/1/2016	10,000	5,950,000
Downstream Development Quapaw†	12.00%	10/15/2015	10,000	5,550,000
Isle of Capri Casinos, Inc.	7.00%	3/1/2014	32,925	14,157,750
Las Vegas Sands Corp.	6.375%	2/15/2015	35,000	20,475,000
Mandalay Resort Group	9.375%	2/15/2010	20,000	14,700,000
MGM Mirage, Inc.	6.75%	9/1/2012	21,500	15,157,500
River Rock Entertainment Authority	9.75%	11/1/2011	15,700	13,109,500
Scientific Games Corp.	6.25%	12/15/2012	10,000	8,100,000
Seneca Gaming Corp.	7.25%	5/1/2012	10,000	8,100,000
Snoqualmie Entertainment Authority†	9.125%	2/1/2015	17,800	11,125,000
Station Casinos, Inc.	6.50%	2/1/2014	27,000	1,687,500
Turning Stone Casino Resort†	9.125%	12/15/2010	15,000	12,675,000
Turning Stone Casino Resort†	9.125%	9/15/2014	10,000	7,650,000
Wynn Las Vegas LLC/Capital Corp.	6.625%	12/1/2014	4,000	3,040,000
Total				141,477,250

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Gas Distribution 3.01%
El Paso Corp.	7.00%	6/15/2017	$26,275	$20,694,321
El Paso Corp.	7.25%	6/1/2018	11,200	8,945,126
El Paso Corp.	7.75%	1/15/2032	10,000	6,541,210
El Paso Corp.	12.00%	12/12/2013	4,000	3,940,000
Ferrellgas Partners LP	6.75%	5/1/2014	15,950	11,085,250
Ferrellgas Partners LP	8.75%	6/15/2012	15,625	11,015,625
Inergy Finance LP	8.25%	3/1/2016	15,000	11,775,000
MarkWest Energy Partners LP	6.875%	11/1/2014	23,050	14,636,750
MarkWest Energy Partners LP	8.50%	7/15/2016	3,775	2,425,438
MarkWest Energy Partners LP	8.75%	4/15/2018	6,000	3,750,000
Northwest Pipeline GP	6.05%	6/15/2018	5,025	4,391,428
Northwest Pipeline GP	7.00%	6/15/2016	11,000	9,976,263
Panhandle Eastern Pipe Line Co.	7.00%	6/15/2018	4,600	3,679,020
Rockies Express Pipeline LLC†	6.25%	7/15/2013	4,000	3,942,052
Williams Cos., Inc. (The)	7.875%	9/1/2021	36,550	28,010,787
Williams Partners LP	7.25%	2/1/2017	20,000	15,822,420
Total				160,630,690
Health Services 4.21%
Alliance Imaging, Inc.	7.25%	12/15/2012	10,150	8,678,250
Bausch & Lomb, Inc.†	9.875%	11/1/2015	15,000	11,287,500
Baxter International, Inc.	5.375%	6/1/2018	3,375	3,534,617
Bio-Rad Laboratories, Inc.	6.125%	12/15/2014	16,325	13,182,438
Biomet, Inc.	10.00%	10/15/2017	22,000	21,230,000
Centene Corp.	7.25%	4/1/2014	12,075	9,599,625
Community Health Systems	8.875%	7/15/2015	30,000	27,750,000
DaVita, Inc.	7.25%	3/15/2015	10,500	10,027,500
Hanger Orthopedic Group, Inc.	10.25%	6/1/2014	11,700	10,530,000
HCA, Inc.	6.375%	1/15/2015	33,075	20,341,125
HCA, Inc.	9.125%	11/15/2014	18,500	17,205,000
Omnicare, Inc.	6.875%	12/15/2015	7,000	5,775,000
Select Medical Corp.	7.625%	2/1/2015	12,000	6,420,000
Tenet Healthcare Corp.	9.25%	2/1/2015	15,000	12,150,000
United Surgical Partners, Inc.	8.875%	5/1/2017	21,500	14,835,000
Vanguard Health Holdings Co. II LLC	9.00%	10/1/2014	28,500	23,940,000
VWR Funding, Inc. PIK	10.25%	7/15/2015	13,225	8,397,875
Total				224,883,930

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Hotels 1.33%
FelCor Lodging LP	8.50%	6/1/2011	$15,000	$11,175,000
Gaylord Entertainment Co.	6.75%	11/15/2014	9,600	6,000,000
Gaylord Entertainment Co.	8.00%	11/15/2013	36,700	25,506,500
Host Hotels & Resorts LP	6.375%	3/15/2015	15,000	11,250,000
Host Hotels & Resorts LP	7.00%	8/15/2012	20,000	17,050,000
Total				70,981,500
Household & Leisure Products 0.42%
Mattel, Inc.	5.625%	3/15/2013	13,950	12,329,610
Walt Disney Co. (The)	4.50%	12/15/2013	10,000	10,077,030
Total				22,406,640
Integrated Energy 0.80%
National Fuel Gas Co.†	6.50%	4/15/2018	24,400	22,488,138
Petrobras International Finance Co. (Brazil)(b)	5.875%	3/1/2018	20,000	18,080,000
VeraSun Energy Corp.(e)	9.375%	6/1/2017	17,150	2,143,750
Total				42,711,888
Investments & Miscellaneous Financial Services 0.32%
General Electric Capital Corp.	4.80%	5/1/2013	17,500	17,234,683
Leisure 0.10%
Universal City Development Partners Ltd.	11.75%	4/1/2010	8,000	5,180,000
Machinery 1.16%
Baldor Electric Co.	8.625%	2/15/2017	34,950	26,212,500
Briggs & Stratton Corp.	8.875%	3/15/2011	10,000	9,350,000
Gardner Denver, Inc.	8.00%	5/1/2013	22,665	20,058,525
Roper Industries, Inc.	6.625%	8/15/2013	6,350	6,374,263
Total				61,995,288
Media: Broadcast 0.81%
Allbritton Communications Co.	7.75%	12/15/2012	60,000	29,775,000
ION Media Networks, Inc. PIK†	11.003%#	1/15/2013	10,837	1,205,666
Lin TV Corp.	6.50%	5/15/2013	10,075	4,861,187
Sinclair Broadcast Group, Inc.	8.00%	3/15/2012	7,000	5,285,000
Univision Communications, Inc. PIK†	9.75%	3/15/2015	18,150	2,359,500
Total				43,486,353

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media: Cable 2.11%
CCH I LLC	11.75%	5/15/2014	$33,000	$1,856,250
CCH I LLC / CCH I Capital Corp.	11.00%	10/1/2015	70,250	12,645,000
CCH II LLC / CCH II Capital Corp.	10.25%	9/15/2010	5,000	2,325,000
DirecTV Holdings LLC	6.375%	6/15/2015	25,000	23,187,500
DirecTV Holdings LLC	8.375%	3/15/2013	13,850	13,850,000
Echostar DBS Corp.	7.125%	2/1/2016	24,000	20,160,000
Mediacom Broadband LLC	8.50%	10/15/2015	10,000	6,562,500
Mediacom Communications Corp.	9.50%	1/15/2013	42,500	32,300,000
Total				112,886,250
Media: Diversified 0.08%
Grupo Televisa SA (Mexico)(b)	6.00%	5/15/2018	5,050	4,271,795
Media: Services 0.60%
Affinion Group, Inc.	11.50%	10/15/2015	8,700	5,274,375
Interpublic Group of Cos., Inc. (The)	6.25%	11/15/2014	16,820	7,569,000
Lamar Media Corp.	6.625%	8/15/2015	10,000	7,275,000
Warner Music Group Corp.	7.375%	4/15/2014	20,000	11,800,000
Total				31,918,375
Metals/Mining (Excluding Steel) 1.63%
Aleris International, Inc.(e)	10.00%	12/15/2016	16,500	2,763,750
Aleris International, Inc. PIK(e)	9.00%	12/15/2014	7,500	487,500
Foundation PA Coal Co.	7.25%	8/1/2014	10,000	8,250,000
Freeport-McMoRan Copper & Gold, Inc.	8.25%	4/1/2015	25,000	21,274,500
Freeport-McMoRan Copper & Gold, Inc.	8.375%	4/1/2017	27,500	22,581,240
Noranda Aluminum Acquisition Corp. PIK	6.595%#	5/15/2015	26,800	9,246,000
Peabody Energy Corp.	5.875%	4/15/2016	15,000	12,825,000
Peabody Energy Corp.	7.375%	11/1/2016	10,000	9,450,000
Total				86,877,990
Mortgage Banks & Thrifts 0.00%
Washington Mutual Bank(e)	6.875%	6/15/2011	22,500	15,750
Multi-Line Insurance 0.58%
Hub International Holdings, Inc.†	9.00%	12/15/2014	12,875	7,934,219
MetLife, Inc.	5.00%	6/15/2015	18,235	17,103,573
USI Holdings Corp.†	6.024%#	11/15/2014	15,000	6,168,750
Total				31,206,542

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Non-Food & Drug Retailers 0.23%
Brookstone Co., Inc.	12.00%	10/15/2012	$10,000	$5,750,000
Harry & David Operations Corp.	9.00%	3/1/2013	4,850	1,576,250
Toys 'R' Us, Inc.	7.625%	8/1/2011	10,000	4,950,000
Total				12,276,250
Oil Field Equipment & Services 1.85%
BJ Services Co.	6.00%	6/1/2018	9,750	8,364,788
Bristow Group, Inc.	6.125%	6/15/2013	20,150	14,608,750
Bristow Group, Inc.	7.50%	9/15/2017	11,000	7,425,000
Cameron International Corp.	6.375%	7/15/2018	3,200	2,819,904
CGG Veritas (France)(b)	7.75%	5/15/2017	5,525	3,232,125
Complete Production Services, Inc.	8.00%	12/15/2016	20,000	12,700,000
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	15,790	10,342,450
Key Energy Services, Inc.	8.375%	12/1/2014	9,200	6,118,000
National Oilwell Varco, Inc.	6.125%	8/15/2015	15,000	13,046,310
Pride International, Inc.	7.375%	7/15/2014	21,450	20,055,750
Total				98,713,077
Oil Refining & Marketing 0.16%
Tesoro Corp.	6.25%	11/1/2012	9,375	6,515,625
Tesoro Corp.	6.50%	6/1/2017	3,550	1,965,813
Total				8,481,438
Packaging 1.34%
Ball Corp.	6.625%	3/15/2018	15,000	13,462,500
Berry Plastics Corp.	8.875%	9/15/2014	15,000	6,600,000
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	47,770	35,588,650
Solo Cup Co.	8.50%	2/15/2014	15,000	9,675,000
Vitro SA de CV (Mexico)(b)	9.125%	2/1/2017	20,000	6,100,000
Total				71,426,150
Pharmaceuticals 0.59%
Axcan Intermediate Holdings, Inc.	12.75%	3/1/2016	7,500	6,337,500
Warner Chilcott Corp.	8.75%	2/1/2015	28,009	25,068,055
Total				31,405,555
Printing & Publishing 0.25%
Dex Media West	9.875%	8/15/2013	20,000	4,800,000
Dex Media, Inc.	9.00%	11/15/2013	10,000	1,900,000

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Printing & Publishing (continued)
Idearc, Inc.	8.00%	11/15/2016	$30,600	$2,448,000
R.H. Donnelley Corp.	8.875%	1/15/2016	20,000	3,100,000
R.H. Donnelley Corp.	8.875%	10/15/2017	6,975	1,081,125
Total				13,329,125
Railroads 0.13%
Canadian National Railway Co. (Canada)(b)	4.95%	1/15/2014	7,330	7,192,071
Restaurants 0.20%
Denny's Corp./Denny's Holdings, Inc.	10.00%	10/1/2012	15,500	10,811,250
Software/Services 1.36%
Ceridian Corp.†	11.50%	11/15/2015	6,750	3,602,813
First Data Corp.	9.875%	9/24/2015	13,350	8,143,500
SERENA Software, Inc.	10.375%	3/15/2016	7,600	3,895,000
SunGard Data Systems, Inc.	9.125%	8/15/2013	27,850	24,229,500
SunGard Data Systems, Inc.	10.25%	8/15/2015	22,500	14,962,500
Syniverse Technologies, Inc.	7.75%	8/15/2013	14,800	7,640,500
Unisys Corp.	8.00%	10/15/2012	10,000	2,850,000
Vangent, Inc.	9.625%	2/15/2015	12,500	7,328,125
Total				72,651,938
Steel Producers/Products 0.44%
Algoma Acquisition Corp. (Canada)†(b)	9.875%	6/15/2015	13,250	5,101,250
Allegheny Ludlum Corp.	6.95%	12/15/2025	13,875	12,353,093
Century Aluminum Co.	7.50%	8/15/2014	10,000	5,800,000
Total				23,254,343
Support: Services 1.68%
ARAMARK Corp.	6.693%#	2/1/2015	9,500	7,220,000
Ashtead Capital, Inc. (United Kingdom)†(b)	9.00%	8/15/2016	15,200	7,904,000
Avis Budget Car Rental	7.625%	5/15/2014	15,575	4,594,625
Education Management LLC/Education Management Finance Corp.	8.75%	6/1/2014	2,125	1,625,625
Expedia, Inc.†	8.50%	7/1/2016	10,775	8,081,250
FTI Consulting, Inc.	7.75%	10/1/2016	12,075	9,992,063
Hertz Corp. (The)	8.875%	1/1/2014	23,700	14,694,000
Hertz Corp. (The)	10.50%	1/1/2016	8,000	3,690,000
Iron Mountain, Inc.	7.75%	1/15/2015	8,600	7,761,500

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2008

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Support: Services (continued)
Iron Mountain, Inc.	8.625%	4/1/2013	$10,000	$9,450,000
Rental Service Corp.	9.50%	12/1/2014	15,250	8,463,750
United Rentals North America, Inc.	7.75%	11/15/2013	10,000	6,500,000
Total				89,976,813
Telecommunications: Fixed Line 0.16%
Valor Telecommunications Enterprises LLC	7.75%	2/15/2015	10,000	8,356,950
Telecommunications: Integrated/Services 4.07%
Cincinnati Bell, Inc.	8.375%	1/15/2014	59,075	45,783,125
Hughes Network Systems LLC	9.50%	4/15/2014	10,000	8,175,000
Intelsat Ltd.	11.25%	6/15/2016	11,000	10,065,000
MasTec, Inc.	7.625%	2/1/2017	11,050	8,356,562
Nordic Telephone Holdings Co. (Denmark)†(b)	8.875%	5/1/2016	37,725	26,596,125
Qwest Capital Funding, Inc.	7.90%	8/15/2010	78,750	72,056,250
Qwest Communications International, Inc.	7.25%	2/15/2011	30,000	26,250,000
Windstream Corp.	7.00%	3/15/2019	26,000	20,150,000
Total				217,432,062
Telecommunications: Wireless 1.52%
Centennial Communications Corp.	10.00%	1/1/2013	12,750	13,260,000
Centennial Communications Corp.	10.125%	6/15/2013	10,000	10,150,000
Hellas II (Luxembourg)†(b)	10.503%#	1/15/2015	17,850	3,659,250
IPCS, Inc. PIK	6.443%#	5/1/2014	4,700	2,890,500
MetroPCS Wireless, Inc.	9.25%	11/1/2014	8,675	7,807,500
Sprint Capital Corp.	6.90%	5/1/2019	28,550	20,303,818
Sprint Capital Corp.	8.375%	3/15/2012	7,000	5,603,654
Verizon Wireless†	8.50%	11/15/2018	7,500	8,802,772
Wind Acquisition Finance SA (Italy)†(b)	10.75%	12/1/2015	10,000	8,650,000
Total				81,127,494
Theaters & Entertainment 0.29%
AMC Entertainment, Inc.	8.00%	3/1/2014	25,000	15,500,000
Total High Yield Corporate Bonds (cost $4,922,448,126)				3,459,571,311

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2008

Investments	Interest Rate	Maturity Date	Shares (000)	Value
NON-CONVERTIBLE PREFERRED STOCKS 0.26%
Agency 0.01%
Fannie Mae	8.25%		481	$399,562
Auto Loans 0.06%
GMAC LLC	9.00%		11	3,405,780
Consumer Products 0.19%
H.J. Heinz Co.	8.00%		— (f)	10,306,250
Total Non-Convertible Preferred Stocks (cost $25,495,584)				14,111,592
			Principal Amount (000)
U.S. TREASURY OBLIGATION 0.53%
U.S. Treasury Note (cost $26,229,538)	4.00%	2/15/2014	$25,000	$28,343,775
Total Long-Term Investments (cost $6,718,900,439)				5,010,222,596
SHORT-TERM INVESTMENT 4.00%
Repurchase Agreement
Repurchase Agreement dated 12/31/2008, 0.01% due 1/2/2009 with State Street Bank & Trust Co. collateralized by $209,425,000 of U.S. Treasury Bill at 0.15% due 2/26/2009 and $8,635,000 of U.S. Treasury Bill at 0.49% due 5/28/2009; value: $218,038,194; proceeds: $213,762,712 (cost $213,762,593)			213,763	213,762,593
Total Investments in Securities 97.82% (cost $6,930,663,032)				5,223,985,189
Cash, Foreign Cash and Other Assets in Excess of Liabilities 2.18%				116,257,807
Net Assets 100.00%				$5,340,242,996

  PIK  Payment-in-kind.

  *  Non-income producing security.

  †  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

  #  Variable rate security. The interest rate represents the rate at December 31, 2008.

  **  Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.

  (a)  On the maturity date, the issuer will redeem the notes at their accreted principal price, which will be equal to 125.66% of principal amount at issuance. The "accreted principal price" of the note will be equal to the principal amount of the note at issuance plus accretion on the principal amount at issuance beginning January 15, 2011.

  (b)  Foreign security traded in U.S. dollars.

  (c)  Floating Rate Loan. Generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2008.

  (d)  Investment in non-U.S. dollar denominated securities.

  (e)  Defaulted security.

  (f)  Amount represents less than 1,000 shares.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

December 31, 2008

ASSETS:
Investments in securities, at value (cost $6,930,663,032)	$5,223,985,189
Cash	17,772,992
Foreign cash, at value (cost $699,335)	652,605
Receivables:
Interest and dividends	104,203,125
Capital shares sold	39,888,958
Prepaid expenses and other assets	142,954
Total assets	5,386,645,823
LIABILITIES:
Payables:
Investment securities purchased	23,025,129
Capital shares reacquired	15,018,485
12b-1 distribution fees	3,159,083
Management fee	1,978,077
Directors' fees	1,050,992
Fund administration	176,074
To affiliates (See Note 3)	83,462
Accrued expenses and other liabilities	1,911,525
Total liabilities	46,402,827
NET ASSETS	$5,340,242,996
COMPOSITION OF NET ASSETS:
Paid-in capital	$7,559,354,250
Distributions in excess of net investment income	(17,395,383)
Accumulated net realized loss on investments, credit default swap agreements and foreign currency related transactions	(494,978,810)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,706,737,061)
Net Assets	$5,340,242,996

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2008

Net assets by class:
Class A Shares	$3,316,663,441
Class B Shares	$660,919,752
Class C Shares	$1,018,175,189
Class F Shares	$35,771,322
Class I Shares	$203,842,571
Class P Shares	$99,134,075
Class R2 Shares	$337,602
Class R3 Shares	$5,399,044
Outstanding shares by class :
Class A Shares (740 million shares of common stock authorized, $.001 par value)	566,309,572
Class B Shares (500 million shares of common stock authorized, $.001 par value)	112,605,390
Class C Shares (300 million shares of common stock authorized, $.001 par value)	173,445,476
Class F Shares (300 million shares of common stock authorized, $.001 par value)	6,111,617
Class I Shares (300 million shares of common stock authorized, $.001 par value)	34,937,793
Class P Shares (160 million shares of common stock authorized, $.001 par value)	16,617,909
Class R2 Shares (300 million shares of common stock authorized, $.001 par value)	57,658
Class R3 Shares (300 million shares of common stock authorized, $.001 par value)	922,212
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$5.86
Class A Shares-Maximum offering price (Net asset value plus sales charge of 4.75%)	$6.15
Class B Shares-Net asset value	$5.87
Class C Shares-Net asset value	$5.87
Class F Shares-Net asset value	$5.85
Class I Shares-Net asset value	$5.83
Class P Shares-Net asset value	$5.97
Class R2 Shares-Net asset value	$5.86
Class R3 Shares-Net asset value	$5.85

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $14,041)	$19,258,264
Interest and other	478,155,857
Income from securities lending-net	140,002
Total investment income	497,554,123
Expenses:
Management fee	29,662,907
12b-1 distribution plan-Class A	14,143,591
12b-1 distribution plan-Class B	8,954,813
12b-1 distribution plan-Class C	12,120,121
12b-1 distribution plan-Class F	13,977
12b-1 distribution plan-Class P	525,854
12b-1 distribution plan-Class R2	2,666
12b-1 distribution plan-Class R3	13,409
Shareholder servicing	8,270,325
Fund administration	2,614,481
Reports to shareholders	685,786
Registration	208,793
Professional	146,868
Custody	86,474
Directors' fees	6,572
Subsidy (See Note 3)	411,158
Other	185,772
Gross expenses	78,053,567
Expense reductions (See Note 7)	(112,767)
Net expenses	77,940,800
Net investment income	419,613,323
Net realized and unrealized loss:
Net realized loss on investments, credit default swap agreements and foreign currency related transactions	(115,983,108)
Net change in unrealized appreciation on investments, credit default swap agreements and translation of assets and liabilities denominated in foreign currencies	(1,725,819,765)
Net realized and unrealized loss	(1,841,802,873)
Net Decrease in Net Assets Resulting From Operations	$(1,422,189,550)

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Operations:
Net investment income	$419,613,323	$422,341,797
Net realized gain (loss) on investments, credit default swap agreements and foreign currency related transactions	(115,983,108)	205,165,534
Net change in unrealized appreciation on investments, credit default swap agreements and translation of assets and liabilities denominated in foreign currencies	(1,725,819,765)	(236,346,566)
Net increase (decrease) in net assets resulting from operations	(1,422,189,550)	391,160,765
Distributions to shareholders from:
Net investment income
Class A	(294,255,527)	(304,491,960)
Class B	(58,353,843)	(68,054,202)
Class C	(79,422,542)	(76,617,679)
Class F	(1,065,894)	(172)
Class I	(18,721,315)	(20,917,317)
Class P	(8,229,674)	(6,960,053)
Class R2	(31,103)	(251)
Class R3	(199,081)	(161)
Total distributions to shareholders	(460,278,979)	(477,041,795)
Capital share transactions (Net of share conversions) (See Note 11):
Proceeds from sales of shares	1,230,615,749	997,791,137
Reinvestment of distributions	354,653,059	368,498,442
Cost of shares reacquired	(1,656,541,163)	(1,749,420,480)
Net decrease in net assets resulting from capital share transactions	(71,272,355)	(383,130,901)
Net decrease in net assets	(1,953,740,884)	(469,011,931)
NET ASSETS:
Beginning of year	$7,293,983,880	$7,762,995,811
End of year	$5,340,242,996	$7,293,983,880
Distributions in excess of net investment income	$(17,395,383)	$(3,633,566)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.92	$8.02	$7.80	$8.20	$8.06
Investment operations:
Net investment income(a)	.47	.46	.43	.43	.46
Net realized and unrealized gain (loss)	(2.01)	(.04)	.31	(.31)	.20
Total from investment operations	(1.54)	.42	.74	.12	.66
Distributions to shareholders from:
Net investment income	(.52)	(.52)	(.52)	(.52)	(.52)
Net asset value, end of year	$5.86	$7.92	$8.02	$7.80	$8.20
Total Return(b)	(20.26)%	5.34%	9.87%	1.56%	8.56%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.00%	.99%	.99%	.99%	.99%
Expenses, excluding expense reductions	1.00%	.99%	.99%	1.00%	.99%
Net investment income	6.63%	5.73%	5.54%	5.45%	5.71%
Supplemental Data:
Net assets, end of year (000)	$3,316,663	$4,526,753	$4,731,545	$4,815,148	$5,093,236
Portfolio turnover rate	29.01%	40.08%	32.40%	46.63%	42.02%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.93	$8.03	$7.80	$8.20	$8.06
Investment operations:
Net investment income(a)	.43	.41	.38	.38	.41
Net realized and unrealized gain (loss)	(2.02)	(.04)	.32	(.31)	.20
Total from investment operations	(1.59)	.37	.70	.07	.61
Distributions to shareholders from:
Net investment income	(.47)	(.47)	(.47)	(.47)	(.47)
Net asset value, end of year	$5.87	$7.93	$8.03	$7.80	$8.20
Total Return(b)	(20.82)%	4.63%	9.26%	.88%	7.86%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.65%	1.64%	1.64%	1.64%	1.64%
Expenses, excluding expense reductions	1.65%	1.64%	1.64%	1.64%	1.64%
Net investment income	5.95%	5.08%	4.88%	4.80%	5.07%
Supplemental Data:
Net assets, end of year (000)	$660,920	$1,061,150	$1,269,914	$1,473,891	$1,803,609
Portfolio turnover rate	29.01%	40.08%	32.40%	46.63%	42.02%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.94	$8.03	$7.81	$8.21	$8.07
Investment operations:
Net investment income(a)	.43	.41	.38	.38	.41
Net realized and unrealized gain (loss)	(2.03)	(.03)	.31	(.31)	.20
Total from investment operations	(1.60)	.38	.69	.07	.61
Distributions to shareholders from:
Net investment income	(.47)	(.47)	(.47)	(.47)	(.47)
Net asset value, end of year	$5.87	$7.94	$8.03	$7.81	$8.21
Total Return(b)	(20.90)%	4.77%	9.13%	.89%	7.86%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.65%	1.64%	1.64%	1.64%	1.64%
Expenses, excluding expense reductions	1.65%	1.64%	1.64%	1.64%	1.64%
Net investment income	5.98%	5.08%	4.88%	4.80%	5.07%
Supplemental Data:
Net assets, end of year (000)	$1,018,175	$1,322,738	$1,312,440	$1,423,141	$1,703,329
Portfolio turnover rate	29.01%	40.08%	32.40%	46.63%	42.02%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31/2008	9/7/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$7.92	$7.92
Investment operations:
Net investment income(b)		.00	(c)
Net realized and unrealized gain		.03
Total from investment operations		.03
Net asset value on SEC Effective Date, 9/14/2007		$7.95
Investment operations:
Net investment income(b)	.49	.15
Net realized and unrealized loss	(2.02)	(.04)
Total from investment operations	(1.53)	.11
Distributions to shareholders from:
Net investment income	(.54)	(.14)
Net asset value, end of period	$5.85	$7.92
Total Return(d)		.38	%(e)(f)
Total Return(d)	(20.17)%	1.31	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions	.75%	.25	%(e)
Expenses, excluding expense reductions	.75%	.25	%(e)
Net investment income	7.44%	1.87	%(e)
Supplemental Data:
Net assets, end of period (000)	$35,771	$10
Portfolio turnover rate	29.01%	40.08%

(a) Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Total return for the period 9/7/2007 through 9/14/2007.

(g) Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$7.90	$8.00	$7.78	$8.18	$8.04
Investment operations:
Net investment income(a)	.50	.49	.46	.46	.48
Net realized and unrealized gain (loss)	(2.02)	(.04)	.31	(.31)	.21
Total from investment operations	(1.52)	.45	.77	.15	.69
Distributions to shareholders from:
Net investment income	(.55)	(.55)	(.55)	(.55)	(.55)
Net asset value, end of year	$5.83	$7.90	$8.00	$7.78	$8.18
Total Return(b)	(20.14)%	5.72%	10.29%	1.93%	8.97%
Ratios to Average Net Assets:
Expenses, including expense reductions	.65%	.64%	.64%	.64%	.64%
Expenses, excluding expense reductions	.65%	.64%	.64%	.64%	.64%
Net investment income	6.98%	6.07%	5.89%	5.80%	6.07%
Supplemental Data:
Net assets, end of year (000)	$203,843	$262,929	$342,363	$304,725	$284,627
Portfolio turnover rate	29.01%	40.08%	32.40%	46.63%	42.02%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$8.06	$8.15	$7.91	$8.31	$8.17
Investment operations:
Net investment income(a)	.47	.46	.43	.43	.45
Net realized and unrealized gain (loss)	(2.05)	(.04)	.32	(.32)	.20
Total from investment operations	(1.58)	.42	.75	.11	.65
Distributions to shareholders from:
Net investment income	(.51)	(.51)	(.51)	(.51)	(.51)
Net asset value, end of year	$5.97	$8.06	$8.15	$7.91	$8.31
Total Return(b)	(20.50)%	5.27%	9.86%	1.45%	8.37%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.10%	1.09%	1.09%	1.09%	1.09%
Expenses, excluding expense reductions	1.10%	1.09%	1.09%	1.09%	1.09%
Net investment income	6.55%	5.64%	5.43%	5.35%	5.62%
Supplemental Data:
Net assets, end of year (000)	$99,134	$120,343	$106,734	$134,592	$113,216
Portfolio turnover rate	29.01%	40.08%	32.40%	46.63%	42.02%

(a) Calculated using average shares outstanding during the year.

(b) Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31/2008	9/7/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$7.92	$7.92
Investment operations:
Net investment income(b)		.00	(c)
Net realized and unrealized gain		.03
Total from investment operations		.03
Net asset value on SEC Effective Date, 9/14/2007		$7.95
Investment operations:
Net investment income(b)	.46	.14
Net realized and unrealized loss	(2.02)	(.05)
Total from investment operations	(1.56)	.09
Distributions to shareholders from:
Net investment income	(.50)	(.12)
Net asset value, end of period	$5.86	$7.92
Total Return(d)		.38	%(e)(f)
Total Return(d)	(20.61)%	1.18	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.24%	.39	%(e)
Expenses, excluding expense reductions	1.24%	.39	%(e)
Net investment income	6.44%	1.72	%(e)
Supplemental Data:
Net assets, end of period (000)	$338	$46
Portfolio turnover rate	29.01%	40.08%

(a) Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Total return for the period 9/7/2007 through 9/14/2007.

(g) Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31/2008	9/7/2007(a) to 12/31/2007
Per Share Operating Performance
Net asset value, beginning of period	$7.92	$7.92
Investment operations:
Net investment income(b)		.00	(c)
Net realized and unrealized gain		.03
Total from investment operations		.03
Net asset value on SEC Effective Date, 9/14/2007		$7.95
Investment operations:
Net investment income(b)	.47	.14
Net realized and unrealized loss	(2.03)	(.04)
Total from investment operations	(1.56)	.10
Distributions to shareholders from:
Net investment income	(.51)	(.13)
Net asset value, end of period	$5.85	$7.92
Total Return(d)		.38	%(e)(f)
Total Return(d)	(20.52)%	1.21	%(e)(g)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.15%	.35	%(e)
Expenses, excluding expense reductions	1.15%	.35	%(e)
Net investment income	7.01%	1.77	%(e)
Supplemental Data:
Net assets, end of period (000)	$5,399	$14
Portfolio turnover rate	29.01%	40.08%

(a) Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.

(b) Calculated using average shares outstanding during the period.

(c) Amount is less than $.01.

(d) Total return assumes the reinvestment of all distributions.

(e) Not annualized.

(f) Total return for the period 9/7/2007 through 9/14/2007.

(g) Total return for the period 9/14/2007 through 12/31/2007.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund was incorporated under Maryland law on January 23, 1976.

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Loans are valued at the average of bid and asked quotations from dealers in loans on the basis of prices supplied by independent pricing services. As of December 31, 2008, 100% of total investments in loans were valued based on prices from such services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in

Notes to Financial Statements (continued)

good faith by the Board of Directors. Unlisted fixed income securities (other than senior loans) with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

  The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the fiscal years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)  Expenses–Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in appreciation on investments, credit default swap agreements and translation of assets and liabilities denominated in foreign currencies on the Fund's Statement of Operations. The resultant exchange gains and losses upon settlement are included in Net realized loss on investments, credit default swap agreements and foreign currency related transactions on the Fund's Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Securities Lending–The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Government securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same

Notes to Financial Statements (continued)

manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults. State Street Bank and Trust Company ("SSB") received fees for $46,678 for the fiscal year ended December 31, 2008 which are netted against Income from securities lending included on the Statement of Operations. As of December 31, 2008, there were no securities on loan.

(h)  When-Issued or Forward Transactions–The Fund may purchase securities on a when-issued or forward basis. When-issued, forward transactions or to-be-announced ("TBA") transactions involve a commitment by a Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(i)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)  Structured Securities–The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased (decreased) depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase (decrease) in the interest rate or the value of the security at maturity.

(k)  Disclosures About Credit Derivatives–The Fund adopted Financial Accounting Standards Board ("FASB") Staff Position No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (the "FSP") effective December 31, 2008. The FSP amends FASB Statement No. 133 ("SFAS 133"), Accounting for Derivative Instruments and Hedging Activities, to require disclosures by

Notes to Financial Statements (continued)

sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. A credit derivative is a derivative instrument (a) in which one or more of its underlyings are related to the credit risk of a specific entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to the potential loss from credit-risk related events specified in the contract. As of December 31, 2008, the Fund had no outstanding credit derivatives.

  Credit Default Swaps

  The Fund may enter into credit default swap contracts ("swaps") for investment purposes to hedge credit risk or for speculative purposes. As a seller of a credit default swap contract, the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default occurs. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and recorded as a realized gain.

  The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred. Such periodic payments are accrued daily and recorded as a realized loss.

  Swaps are marked to market daily based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

  Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value of each credit default swap and credit rating for each reference where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the

Notes to Financial Statements (continued)

notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

  Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(l)  Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate ("LIBOR").

  The loans in which a Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

  Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts. As of December 31, 2008, the Fund had no unfunded loan commitments.

(m)  Fair Value Measurements–The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in

Notes to Financial Statements (continued)

pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•  Level 1 – quoted prices in active markets for identical investments;

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$217,050,095
Level 2 – Other Significant Observable Inputs	5,006,935,094
Total	$5,223,985,189

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2008, the effective management fee paid to Lord Abbett was at an annualized rate of .45% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

Notes to Financial Statements (continued)

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund of Lord Abbett Investment Trust (the "Balanced Strategy Fund") and Lord Abbett Diversified Income Strategy Fund of Lord Abbett Investment Trust (the "Diversified Income Strategy Fund"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of Balanced Strategy Fund and Diversified Income Strategy Fund in proportion to the average daily value of Underlying Fund shares owned by Balanced Strategy Fund and Diversified Income Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the "Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25	%(1)	.25%	.25%	-	.20%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average net asset value.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2008:

Distributor Commissions	Dealers' Concessions
$1,867,239	$9,457,349

Distributor received CDSCs of $9,300 and $79,449 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2008.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or

Notes to Financial Statements (continued)

permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2008 and 2007 was as follows:

	Year Ended 12/31/2008	Year Ended 12/31/2007
Distributions paid from:
Ordinary income	$460,278,979	$477,041,795
Total distributions paid	$460,278,979	$477,041,795

As of December 31, 2008, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income - net	$32,694,719
Total undistributed earnings	$32,694,719
Capital loss carryforwards*	(348,363,482)
Temporary differences	(128,797,216)
Unrealized losses - net	(1,774,645,275)
Total accumulated losses - net	$(2,219,111,254)

* As of December 31, 2008, the capital loss carryforwards, along with the related expiration dates, were as follows:

2009	2010	2016	Total
$25,484,842	$303,185,812	$19,692,828	$348,363,482

Certain losses incurred after October 31 ("Post-October Losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $127,695,709 and net ordinary losses of $50,515 during fiscal 2008.

As of December 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$6,998,571,246
Gross unrealized gain	43,895,154
Gross unrealized loss	(1,818,481,211)
Net unrealized security loss	$(1,774,586,057)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales, amortization and certain securities.

Permanent items identified during the fiscal year ended December 31, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$26,903,839	$(26,903,839)

The permanent differences are attributable to the tax treatment of amortization, certain securities, paydown gains and losses, and foreign currency transactions.

Notes to Financial Statements (continued)

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2008 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$600,730,631	$1,247,843,196	$677,548,101	$1,233,882,630

* Includes U.S. Government sponsored enterprises securities

6. DIRECTORS' REMUNERATION

The Fund's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility ("Facility") from SSB, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 5, 2008, the amount available under the Facility was changed from $250,000,000 to $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .08% of the amount available under the Facility to .125%. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended December 31, 2008.

9. CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

Notes to Financial Statements (continued)

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated bonds" or "junk bonds"), in which the Fund may invest. Some issuers, particularly of high yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause payments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. Some of these securities may be those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities are guaranteed with respect to the timely payment of interest and principal by the particular Government sponsored enterprise involved, not by the U.S. Government.

The Fund may invest up to 5% of its net assets in structured securities. The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate or currency risk. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be volatile, less liquid and more difficult to price accurately and subject to additional credit risks. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund that invests in structured securities could lose more than the principal amount invested.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities which may present market liquidity, currency, political, information, and other risks.

Swap contracts are bi-lateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

Notes to Financial Statements (continued)

The Fund may invest up to 10% of its net assets in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	109,646,315	$744,343,221	79,211,702	$638,356,907
Converted from Class B*	5,620,079	39,042,700	8,835,341	71,362,120
Reinvestment of distributions	34,387,494	244,159,569	31,647,722	254,142,827
Shares reacquired	(154,551,810)	(1,073,192,933)	(138,657,085)	(1,112,982,676)
Decrease	(4,897,922)	$(45,647,443)	(18,962,320)	$(149,120,822)
Class B Shares
Shares sold	9,546,559	$66,698,400	7,410,888	$59,747,186
Reinvestment of distributions	5,632,063	40,157,969	5,699,256	45,829,302
Shares reacquired	(30,703,071)	(214,561,299)	(28,792,786)	(231,862,793)
Converted to Class A*	(5,607,787)	(39,042,700)	(8,824,420)	(71,362,120)
Decrease	(21,132,236)	$(146,747,630)	(24,507,062)	$(197,648,425)
Class C Shares
Shares sold	41,181,380	$280,863,445	27,108,067	$218,561,879
Reinvestment of distributions	6,285,390	44,581,210	5,298,912	42,632,433
Shares reacquired	(40,652,545)	(278,733,756)	(29,245,619)	(235,563,747)
Increase	6,814,225	$46,710,899	3,161,360	$25,630,565
			Period Ended December 31, 2007†
Class F Shares
Shares sold	6,645,169	$45,276,121	1,265	$10,016
Reinvestment of distributions	117,800	771,173	21	172
Shares reacquired	(652,638)	(4,232,437)	-	-
Increase	6,110,331	$41,814,857	1,286	$10,188
			Year Ended December 31, 2007
Class I Shares
Shares sold	7,237,694	$49,857,855	5,965,797	$47,714,258
Reinvestment of distributions	2,389,642	16,904,272	2,418,680	19,378,272
Shares reacquired	(7,973,146)	(54,293,156)	(17,923,009)	(143,981,510)
Increase (decrease)	1,654,190	$12,468,971	(9,538,532)	$(76,888,980)
Class P Shares
Shares sold	4,875,884	$35,656,446	4,070,949	$33,340,925
Reinvestment of distributions	1,095,307	7,883,180	797,994	6,515,024
Shares reacquired	(4,280,967)	(30,336,847)	(3,045,270)	(25,029,754)
Increase	1,690,224	$13,202,779	1,823,673	$14,826,195

Notes to Financial Statements (concluded)

	Year Ended December 31, 2008		Period Ended December 31, 2007†
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	107,436	$795,121	5,805	$45,985
Reinvestment of distributions	1,036	7,286	32	251
Shares reacquired	(56,651)	(353,824)	-	-
Increase	51,821	$448,583	5,837	$46,236
Class R3 Shares
Shares sold	1,021,770	$7,125,140	1,767	$13,981
Reinvestment of distributions	28,521	188,400	20	161
Shares reacquired	(129,866)	(836,911)	-	-
Increase	920,425	$6,476,629	1,787	$14,142

* Automatic conversion of Class B shares occurs on the 25th day of the month (or if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

† For the period September 7, 2007 (commencement of investment operations) to December 31, 2007.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Bond-Debenture Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 25, 2009

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed in the Fund's Annual Report to Shareholders, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. (since 1991) and Interstate Bakeries Corp. (since 1991).

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in	Partner and Chief Investment Officer, formerly Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Christopher J. Towle (1957)	Executive Vice President	Elected in 1995	Partner and Director, joined Lord Abbett in 1987.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Michael S. Goldstein (1968)	Vice President	Elected in 1998	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Vice President	Elected in 2000	Partner and Portfolio Manager, joined Lord Abbett in 2000.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Elizabeth O. MacLean (1966)	Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2006, formerly Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Senior Vice President and General Counsel (1999 - 2005), and Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

Approval of Advisory Contract

At meetings held on December 10 and 11, 2008, the Board, including all of the Directors who are not interested persons of the Fund or Lord Abbett, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contract Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index for various time periods each ended September 30, 2008, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and of similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund. In light of the recent volatility in the securities markets, the Board also considered the investment performance of the Fund for the period from September 30, 2008 through December 9, 2008.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that in recent years Lord Abbett had not used brokerage commissions to purchase third-party research, but intended to change this practice in 2009, as it had previously discussed with the Board. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance in relation to that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the fourth quintile of the performance universe for the nine-month and one-year periods, and in the third quintile for the three-year, five-year, and ten-year periods. The Board also observed that the investment performance was lower than that of the Lipper Multi-Sector Income Index for the nine-month, one-year, and three-year periods and higher than that of the Index for the five-year and ten-year periods.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense levels of the Fund and the expense levels of the peer expense group. It also considered the amount and nature of the fees paid by shareholders. The Board observed that for the nine months ended September 30, 2008 the contractual management and administrative services fees were approximately two basis points below the median of the peer group and the actual management and administrative services fees were approximately four basis points below the median of the peer group. The Board also observed that for the nine months ended September 30, 2008 the total expense ratio of Class A was approximately two basis points above the median of the peer group, the total expense ratios of Class B, Class C, and Class I were approximately six basis points below the median of the peer group, the total expense ratio of Class P was approximately fourteen basis points below the median of the peer group, the total expense ratio of Class R2 was approximately the same as the median of the peer group, and the total expense ratio of Class R3 was approximately ten basis points below the median of the peer group. The Board also noted that there were only a limited number of substantially similar funds with Class F shares or an equivalent class of shares, so Lipper had not provided an expense group comparison for that class. The Board also observed that the Rule 12b-1 plan had been operational for Class R2 and Class R3 for only a portion of the period and that had it been operational for the entire period the expense ratios of Class R2 and R3 would have been approximately one basis point higher.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's overall profitability had decreased in fiscal 2008, largely due to declines in market prices and shareholder redemptions. The Board concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. The Board observed that, in addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

2.41% of the ordinary income distributions paid by the Fund during fiscal 2008 is qualified dividend income. For corporate shareholders, only 2.39% of the Fund's ordinary income distributions qualified for the dividends received deduction.

For foreign shareholders, 95.87% of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2008 represents interest-related dividends.

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This report, when not used for the general information
of shareholders of the Fund, is to be distributed only if
preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Bond-Debenture Fund, Inc.

LABD-2-1208
(2/09)

Item 2:                                           Code of Ethics.

(a)                      In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended December 31, 2008 (the “Period”).

(b)                     Not applicable.

(c)                      The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)                     The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)                      Not applicable.

(f)                        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:                                           Audit Committee Financial Expert.

The Registrant’s board of  directors has determined that each of the following independent  directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:                                           Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2008 and 2007 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2008	2007
Audit Fees (a)	$65,500	$63,500
Audit-Related Fees	-0-	-0-
Total audit and audit-related fees	65,500	63,500

Tax Fees (b)	9,379	8,993
All Other Fees	- 0 -	- 0 -

Total Fees	$74,879	$72,493

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Fees for the fiscal year ended December 31, 2008 and 2007 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2008 and 2007 were:

	Fiscal year ended:
	2008	2007
All Other Fees (a)	$155,939	$137,700

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2008 and 2007 were:

	Fiscal year ended:
	2008		2007
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:                                           Audit Committee of Listed Registrants.

Not applicable.

Item 6:                                           Investments.

Not applicable.

Item 7:                                           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:                                           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:                                           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:                                    Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:                                    Controls and Procedures.

(a)                     Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)                     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:                                    Exhibits.

(a)(1)                   Amendments to Code of Ethics – Not applicable.

(a)(2)                   Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)                   Not applicable.

(b)                                Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman
Date: February 25, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: February 25, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 25, 2009